Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 20, 2023, relating to the financial statements of Hesai Group, appearing in the Annual Report on Form 20-F for the year ended December 31, 2022.

/s/ Deloitte Touche Tohmatsu Certified Public Accountants LLP

Deloitte Touche Tohmatsu Certified Public Accountants LLP

Shanghai, the People’s Republic of China

June 20, 2023

1